American Republic Insurance Company
                  National Headquarters: Des Moines, Iowa 50334





                                                                 August 27, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      American Republic Variable Annuity Account
         File Number:  811-4921
         Rule 30b2-1 Filing

Commissioners:

     As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), American Republic Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.


     Pursuant to Rule 30b2-1 under the Act, on August 27, 2004, the AllianceBernstein Variable Products Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.



Sincerely,

/s/ Paul Mikkelsen
Paul Mikkelsen

cc: Fred Bellamy